UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 13, 2015

Business Development Corporation of America II

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01083	61-173588
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 13, 2015, Business Development Corporation of America II (the “Company”) entered into a fund administration servicing agreement (the “Fund Administration Servicing Agreement”) and a fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”), each with U.S. Bancorp Fund Services, LLC (the “Administrator”), pursuant to which the Administrator provides certain fund services to the Company, such as accounting, financial reporting, legal and compliance support and investor relations support, which are necessary for the Company to operate. Pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement, the Company will pay the Administrator a minimum annual fee of $100,000 and annual asset based fees as follows: nine basis points on the first $200,000,000 of assets; seven basis points on assets of between $200,000,000 and $500,000,000; four basis points on assets between $500,000,000 and $1,500,000,000; and 2.5 basis points on the balance of the Company’s assets. The Company also will pay an annual $3,000 fee for support provided to the Company’s chief compliance officer and reimburse the Administrator for out of pocket expenses incurred on the Company’s behalf.

The Company also entered into a custody agreement with U.S. Bank National Association (the “Custodian”) on April 15, 2015 (the “Custodian Agreement”) for the provision of custody services. Under the Custodian Agreement, the Company will pay the Custodian an annual acceptance fee of $1,500 and annual asset-based fees as follows: 1.25 basis points on the first $500,000,000 of assets; one basis point on assets from $500,000,000 to $1,500,000,000; and 0.75 basis points on the balance of the Company’s assets. The Company also will reimburse the Custodian for certain out-of-pocket expenses incurred on the Company’s behalf.

The information set forth above with respect to the Fund Administration Servicing Agreement, Fund Accounting Servicing Agreement and the Custodian Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Fund Administration Servicing Agreement, Fund Accounting Servicing Agreement and the Custodian Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated into this Current Report on Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fund Administration Servicing Agreement dated as of April 13, 2014 by and between the Company and U.S. Bancorp Fund Services, LLC.

10.2	Fund Accounting Servicing Agreement dated as of April 13, 2014 by and between the Company and U.S. Bancorp Fund Services, LLC.

10.3	Custodian Agreement dated as of April 15, 2014 by and between the Company and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II

Date: April 17, 2015	By:	/s/ Peter M. Budko
Peter M. Budko
Chief Executive Officer, President and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fund Administration Servicing Agreement dated as of April 13, 2014 by and between the Company and U.S. Bancorp Fund Services, LLC.

10.2	Fund Accounting Servicing Agreement dated as of April 13, 2014 by and between the Company and U.S. Bancorp Fund Services, LLC.

10.3	Custodian Agreement dated as of April 15, 2014 by and between the Company and U.S. Bank National Association.